Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

The undersigned executive officer of TEB Bancorp Inc. (the “Registrant”) hereby certifies that the Registrant’s Form 10-Q for the quarter ended December 31, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 9, 2022
/s/ Jennifer L. Provancher
Jennifer L. Provancher, President and Chief Executive Officer